Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Annuity Separate Account 4

Supplement dated April 16, 2012

to the variable annuity prospectuses for

MassMutual Transitions Select and MassMutual Evolution

dated May 1, 2011, as amended

We are making the following change, subject to state approval, to MassMutual Guaranteed Income Plus 5 (GMIB 5) and MassMutual Guaranteed Income Plus 6 (GMIB 6):

There will no longer be a maximum GMIB value for the GMIB 5 and GMIB 6. Any reference to or description of a “maximum GMIB value” in the variable annuity prospectuses for MassMutual Transitions Select and MassMutual Evolution is hereby amended and superseded by the change indicated in this prospectus supplement.

As a result of this change, crediting of the annual interest rate to the GMIB value for the GMIB 5 and GMIB 6 will only be discontinued:

•	On the contract anniversary following the annuitant attaining age 90 (for the 2008 Version) or 85 (for the pre-2008 Version); or
•	If the contract value is fully annuitized; or
•	If the GMIB value is fully annuitized; or
•	If the GMIB 5 or GMIB 6 is terminated; or
•	If the contract is terminated.

For this change to be effective, the state in which your contract was issued with either GMIB 5 or GMIB 6 needs to approve it. We have commenced the process to seek approval of this change. If the state in which your variable annuity contract was issued approves this change, an endorsement to your contract will be sent to you and the change will become effective at that time.

The GMIB 5 and GMIB 6 are described in Appendix K of the MassMutual Transitions Select prospectus and Appendix I of the MassMutual Evolution prospectus. GMIB 5 was available to you if you applied for your contract from September 1, 2007 to March 31, 2009, subject to state approval. GMIB 6 was available to you if you applied for your contract from September 1, 2007 to December 2, 2008, subject to state approval. We no longer issue contracts offering the GMIB 5 or GMIB 6.

If you have any questions, please contact your registered representative or call our Service Center at (800) 272-2216 Monday through Friday between 8 a.m. and 8 p.m. Eastern Time to speak to a representative.

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